Exhibit 31.3
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Paul Edmondson, certify that:
1.I have reviewed this Amendment No. 1 on Form 10-K/A of The Arena Group Holdings, Inc. for the year ended December 31, 2025;
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026	/s/ Paul Edmondson
Paul Edmondson
Chief Executive Officer
(Principal Executive Officer)